UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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BioClinica, Inc.
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BIOCLINICA, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721
To Our Stockholders:
     You are most cordially invited to attend the 2011 Annual Meeting of Stockholders of BioClinica, Inc. at 11:00 A.M., local time, on May 11, 2011, at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.
     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.
     Thank you for your continued support.

Sincerely,

Mark L. Weinstein
President and Chief Executive Officer

BIOCLINICA, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2011
     The Annual Meeting of Stockholders, or Meeting, of BioClinica, Inc., a Delaware corporation, or the Company, will be held at our principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721, on May 11, 2011, at 11:00 A.M., local time, for the following purposes:
(1)	To elect nine directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To ratify the Company’s Rights Agreement;

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.
     Holders of our common stock, $0.00025 par value per share, of record at the close of business on March 14, 2011 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting and will be available for examination at the Meeting. The Meeting may be adjourned from time to time without notice, other than by announcement at the Meeting.
     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2011.
     In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to our annual meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible Web site.
     Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which is being provided as our Annual Report to Stockholders. These materials are also available on the web site http://www.edocumentview.com/BIOC.

By Order of the Board of Directors

Ted I. Kaminer
Secretary
Newtown, Pennsylvania
April 11, 2011
Our 2010 Annual Report accompanies this Proxy Statement.

BIOCLINICA, INC.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940-1721

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioClinica, Inc., a Delaware corporation, referred to as the Company or BioClinica, we, us or our, of proxies to be voted at the Annual Meeting of Stockholders of BioClinica to be held on May 11, 2011, referred to as the Meeting, at the Company’s principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of common stock, $0.00025 par value, referred to as our common stock, as of the close of business on March 14, 2011, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 15,663,820 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 15,663,820.
     If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by the proxies will be voted: (i) FOR the election of the nine nominees named below as directors; (ii) FOR the ratification of the Company’s Rights Agreement; (iii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Proxies that are executed but undesignated may be voted by the Company, but may not be voted by brokers with respect to: (i) the election of the nine nominees named below as directors and (ii) the ratification of Company’s Rights Agreement, without instructions from the beneficial owner as to how such shares of common stock represented thereon will be voted. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of BioClinica, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.
     The presence, in person or by proxy, of holders of shares of common stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Meeting is required for the election of directors (proposal one), provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, proposal two and proposal three require the approval of the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote thereon.
     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome. Brokers may vote on proposal three in their discretion but may only vote on proposals one and two as directed by the beneficial owner of the shares of common stock voted thereon.
     This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about April 11, 2011. The Annual Report to Stockholders of BioClinica for the fiscal year ended December 31, 2010, or fiscal 2010, including financial statements, referred to as the Annual Report, is being mailed together with this Proxy Statement to all stockholders of record as of March 14, 2011. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of March 14, 2011.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2011.
This Proxy Statement and accompanying notice, proxy card and Annual Report are available on the web site http://www.edocumentview.com/BIOC.
PROPOSAL ONE: ELECTION OF DIRECTORS
     At the Meeting, nine directors are to be elected, which number shall constitute our entire Board of Directors, to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.
     Except as otherwise noted in the table below, all of the persons whose names and biographies appear below are at present directors of BioClinica. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The following are the nominees for election to the Board of Directors:

		Served as a	Position with the
Name	Age	Director Since	Company
David E. Nowicki, D.M.D.	59	1998	Chairman of the Board and Director
Mark L. Weinstein	58	1998	President, Chief Executive Officer and Director
Jeffrey H. Berg, Ph.D.	68	1994	Director
Martin M. Coyne	62	—	Current Nominee
E. Martin Davidoff, CPA, Esq.	59	2004	Director
Marcella LoCastro, CPA, CITP	59	—	Current Nominee
Adeoye Y. Olukotun, M.D., M.P.H.	66	2008	Director
Wallace P. Parker, Jr.	61	2010	Director
John P. Repko	48	—	Current Nominee
     The following director resigned in November 2010:

		Served as a	Position with the
Name	Age	Director Since	Company
David M. Stack	60	2000	Director
     The following directors were nominees of Covance Inc. as directors for fiscal 2010. Covance Inc. has nominated Mr. Repko as their director nominee for fiscal 2011.

		Served as a	Position with the
Name	Age	Director Since	Company
Richard F. Cimino	51	2005	Director
James W. Lovett, Esq.	46	2010	Director
     The following director declined to run for re-election and will no longer be a director of BioClinica at the conclusion of the Meeting, as his term as a director will end contemporaneously with the election of directors at the Meeting:

		Served as a	Position with the
Name	Age	Director Since	Company
James A. Taylor, Ph.D	72	1994	Director

Director Experience, Qualifications, Attributes and Skills
     We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Further, the Company’s directors also have other experience that makes them valuable members, such as pharmaceutical/bio-technology or industry related experience that provides insight into issues faced by us.
     The principal occupations, for at least the past five years, certain experience, qualifications, attributes and skills of each director and nominee are as follows:
     Dr. Nowicki has been a director of BioClinica since July 1998 and was appointed Chairman of the Board of Directors of BioClinica in October 1999. Dr. Nowicki has had a private practice in periodontics and dental implants since September 1981. Dr. Nowicki received his DMD from the University of Medicine and Dentistry of New Jersey in 1976. He completed his postdoctoral training in Periodontology in 1978 and later served on the postgraduate faculty of the University of Medicine and Dentistry of New Jersey as an associate clinical professor and lecturer for 13 years. He has served as President and Executive Board member, of a large single facility YMCA, serving over 5,000 members, establishing partnerships with counterparts in Russia. He has served on the boards of several other non-profit and community service organizations implementing the principles of Board Policy Governance. He has lectured nationally about periodontology, computer imaging for implant surgery, and systems thinking in health care. Dr. Nowicki’s medical background and knowledge of the healthcare industry is beneficial in helping evaluate strategic direction. In addition, Dr. Nowicki provides insight for best practices in corporate governance to the Board of Directors and facilitates effective communication between the Board of Directors and Management.
     Mr. Weinstein has been a director of BioClinica since March 1998 and has served as the President and Chief Executive Officer of BioClinica since February 1998. Mr. Weinstein also served as the Chief Financial Officer of BioClinica from January 31, 2000 to February 18, 2003. Mr. Weinstein joined BioClinica in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining BioClinica, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group. Mr. Weinstein received his MBA from College of William and Mary and his Bachelor’s degree in Economics from University of Virginia. Mr. Weinstein brings a tremendous knowledge regarding BioClinica from a short and long term strategic perspective and from a day-to-day operational perspective. Mr. Weinstein serves as a conduit between the Board of Directors and management and oversees management’s efforts to realize the Board of Director’s strategic goals.
     Dr. Berg has been a director of BioClinica since January 1994, and is currently the President of Health Care Insights, a healthcare research and consulting firm. Dr. Berg has been President of Health Care Insights since March 1991. From February 2004 until April 2005, he was the Director of Medical

Technology for Crystal Research Associates. He was an analyst for HCFP/Brenner Securities from May 2002 to January 2004. From September 1995 to May 2002, Dr. Berg was a senior research analyst for MH Meyerson, a brokerage firm. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp., an investment banking firm which served as the underwriter in the Company’s June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. For the past 15 years, Dr. Berg has been a Contributing Editor to the Biomedical Business & Technology newsletter, published by AHC Media. Dr. Berg received a PhD in organic chemistry from New York University’s Graduate School of Arts and Science and a MBA from its Graduate School of Business Administration. He has a Bachelor’s degree from Yeshiva College. Dr. Berg serves on the board of OptMed, Inc., a private company that is developing novel surgical adhesives. Dr. Berg has served as a director of BioClinica for over 16 years, allowing him to understand the challenges and opportunities BioClinica has faced and will face in the future. Dr. Berg’s experience as a consultant and analyst in the healthcare industry is beneficial to the Board of Directors.
     Mr. Coyne is a current nominee of the Board of Directors. Mr. Coyne has served as a director of Akamai Technologies, Inc. since November 2001. Mr. Coyne was named their Lead Director in May 2003. Between 1995 and his retirement in July 2003, Mr. Coyne served in a variety of senior management positions at the Eastman Kodak Company, which develops, manufactures and markets imaging products and services in the healthcare and consumer markets. Mr. Coyne most recently served as Group Executive, Photography Group, and Executive Vice President of Eastman Kodak. He also served as President of the Kodak Health Imaging Group. Mr. Coyne currently serves on the boards of directors of two private companies, Urovalve Inc. and Rockefeller Consulting Technology Integration, Inc. (RockTech). He is President and CEO of the New Jersey Chapter of the National Association of Corporate Directors. In the past, he has been a director of OpenPages Inc., Avecia Group Ltd and Chairman of the Board of Welch Allyn. Mr. Coyne’s long experience at Eastman Kodak and as a director in multiple companies has enabled him to provide meaningful advice on operational issues, strategy and CEO succession planning to management and other members of boards of directors as they address considerations for overseeing and guiding a complex and evolving organization. Mr. Coyne has extensive experience and insight into the oversight of risk management and corporate governance, succession planning and executive development issues, which enhances the ability of the Board of Directors to fulfill its fiduciary role. Over the course of his nearly 10 years of service on various boards, he has demonstrated invaluable skill in taking a primary role in ensuring strong corporate governance and effective communication among directors and between the Board of Directors and senior management. Mr. Coyne earned a B.S. degree in Pharmacy from Fordham University and an M.B.A. from Fairleigh Dickinson University and has also attended the Advanced Management Program at the Wharton School of Business. Mr. Coyne provides relevant management and corporate governance experience for service on the Board of Directors.
     Mr. Davidoff has been a director of BioClinica since May 2004 and has operated his own tax practice, as both a certified public accountant and tax attorney, since 1981. He served as President of the American Association of Attorney-Certified Public Accountants (AAA-CPA), is founder of the Internal Revenue Service (IRS) Tax Liaison Committee and is the Chair for the IRS Liaison Sub-Committee on Legislative Affairs for the AAA-CPA. As a member of the American Institute of Certified Public Accountant’s (AICPA) Tax Division, he has served on their Tax Legislative Liaison Committee. He completed two years on the Executive Committee of the New Jersey Society of Certified Public Accountants (NJSCPA), having served as the organization’s Secretary and as Vice President for Taxation and Legislation. Mr. Davidoff has also served as President of the Middlesex/Somerset chapter of the NJSCPA and as the chairman of the NJSCPA Federal Taxation and Membership Committees. He is a member of the tax section of the New Jersey Bar Association. In 1995, Mr. Davidoff was appointed by then Governor Christine Todd Whitman to the White House Conference on Small Business. Among the

honors he has received are the 1998/1999 New Jersey Society of CPAs Distinguished Service Award for his dedicated service and commitment to the Society; the SBA 1997 Accountant Advocate of the Year for New Jersey and Region II (New York, New Jersey, Virgin Islands, and Puerto Rico); and the 1998 Nicholas Maul Leadership Award from the Middlesex County Regional Chamber of Commerce. Selected as one of the 2004, 2005, 2006, 2007, 2008, 2009 and 2010 Top 100 Most Influential People in Accounting by Accounting Today, the editions noted that “Davidoff’s views on issues affecting tax practice are heard at the highest levels of government.” CPA Magazine has also chosen Mr. Davidoff as one of the Top 50 IRS Practitioners of 2008 in their April/May 2008 edition and one of the Top 40 Tax Advisors To Know During a Recession in their April/May 2009 edition. Mr. Davidoff received his undergraduate degree from Massachusetts Institute of Technology, MBA from Boston University Graduate School of Management, and a JD from the Washington University School of Law. Mr. Davidoff is a certified public accountant and as such, the Board has designated Mr. Davidoff as an “audit committee financial expert” pursuant to SEC rules and NASDAQ listing standards. Mr. Davidoff provides advice to the Board of Directors regarding accounting and tax issues.
     Ms. LoCastro is a current nominee of the Board of Directors. Ms. LoCastro is a consultant and provides women’s leadership training to professional services firms. She serves as a Senior Advisor in Alvarez & Marsal’s Private Equity Services — Operations Group, Montclair State University’s Foundation and College of Business, Commerce & Industry Association of NJ (CIANJ), Executive Women of New Jersey (EWNJ) and New Jersey Society of Certified Public Accountants (NJSCPA) Magazine Editorial Boards, as well as served on the NJSCPA Executive Committee. She has over 35 years of experience working with CEOs and CFOs providing accounting solutions, software package implementations, business process improvement and management reporting solutions. She was the Managing Partner of the NY office of Tatum, LLP from September 2007 to December 2008, the Managing Director of Solomon Edwards Group NJ office from April 2006 to July 2007, and has held Partner roles with Deloitte LLP, JH Cohn LLP, Arthur Andersen LLP and Ernst & Young LLP. She was the first woman partner at JH Cohn, Arthur Andersen and Ernst & Young in their NJ offices. Ms. LoCastro is a recipient of Business News New Jersey Leader Recognition Award and was honored by EWNJ — Salute to the Policy Makers, New Jersey Association of Women Business Owners Salute to Women Leaders; Ten Years of Excellence Award, YWCA of Essex/West Hudson Business Woman of the Year Award, SBA Accountant Advocate of the Year Award in 2000, Women’s Fund of NJ Award for Outstanding Achievement in the Field of Technology, the New Jersey Society of Certified Public Accountants (NJSCPA) with its 2006 Service Award, Garden State Woman of the Year Professional Services Award for 2006, CIANJ recognition as a Women of Influence in NJ in 2006, NJBIZ New Jersey’s Best 50 Women in Business for 2007, and Montclair State University as the first group of Alumni to be selected for honorary membership in Beta Gamma Sigma, the international honor society for collegiate schools of business in recognition for personal achievement in 2008. She received her undergraduate degree from Montclair State University in Mathematics and her MBA from Fairleigh Dickinson University in Accounting and Taxation. The Board of Directors has designated Ms. LoCastro as an “audit committee financial expert” pursuant to SEC rules and NASDAQ listing standards.
     Dr. Adeoye Olukotun has been a director of BioClinica since August 2008. Since January 2006, Dr. Olukotun is the Chief Executive Officer of CardioVax Inc., a biotechnology company focused on developing innovative cardiovascular therapies. In September 2004, Dr. Olukotun co-founded VIA Pharmaceuticals and served as the Chief Medical Officer from the company’s formation until December 2008. He is a Board Certified Cardiologist and has more than 25 years of experience in clinical research and drug development in the pharmaceutical industry. Dr. Olukotun has been instrumental in the submission of more than 14 New Drug Applications, Premarket Authorization Applications, and 510k Applications. Dr. Olukotun also played leading roles in the SAVE study involving captopril (Capoten ® ) and the WOSCOPS, LIPID and CARE studies of pravastatin (Pravachol ® ). He has published more than

50 articles in peer-reviewed scientific journals. Before CardioVax and VIA, Dr. Olukotun founded CR Strategies, LLC, a clinical research and development consulting firm in Princeton, NJ, and served as its Chief Executive Officer from 2000 to 2003. He also was Chief Medical Officer of Esperion Therapeutics, Inc., a cardiovascular drug development company, until its acquisition by Pfizer in 2004. From 1996 to 2000, Dr. Olukotun was Vice President of Medical and Regulatory Affairs and Chief Medical Officer of Mallinckrodt, Inc. Prior to joining Mallinckrodt, Dr. Olukotun spent 14 years at Bristol-Myers Squibb Company, where he served as Vice President of two divisions focused on cardiovascular research, and was involved in the clinical development of several cardiovascular and lipid-regulating agents. Dr. Olukotun received his MD degree from Albert Einstein College of Medicine, New York and obtained a MPH degree from Harvard University School of Public Health, Boston. He is a Fellow of the American College of Cardiology as well as the American Heart Association. He is a member of the Boards of Directors of the publicly traded biotechnology companies, Icagen, Inc. of Durham, North Carolina, Nordion, Inc. of Ottawa, Canada, and SemBioSys Genetics, Inc. of Calgary, Alberta, Canada and privately held Milestone Pharmaceuticals Inc. of Montreal, Canada. Dr. Olukotun brings to the Board of Directors experience in the pharmaceutical industry along with his knowledge of the drug development process. This experience and knowledge, together with his medical training, provide value for service on the Board of Directors.
     Mr. Parker has been a director of BioClinica since November 2010. Mr. Parker served as President of KeySpan Energy’s Energy Delivery & Customer Relationship Group and CEO of KeySpan Services, Inc. from 2001 — 2007, during which period he oversaw operations that generated over $5 billion in revenue and managed assets in excess of $12 billion. He has broad-based experience in regulatory affairs, operations management, sales and marketing, engineering, customer relations and human resources. Mr. Parker has a comprehensive management background, having been with KeySpan Energy from 1971-2007, where he was promoted to positions of increasing responsibilities. KeySpan Energy, which was one of the largest energy companies in the United States, was acquired by National Grid in 2007. Mr. Parker is a cum laude graduate of Lehigh University and also completed the Harvard Business School Advanced Management Program. He is active in several business, civic and not-for-profit organizations. Among those organizations are First Community Bank, where he serves on the Board and is Chair of the Marketing and Compensation Committees, Centenary College, New York City Relief and Cancer Hope Network, where he is Chairman and CEO. He has won numerous awards during his career, and was inducted into the American Gas Association “Hall of Fame” for industry marketing contributions. Mr. Parker’s extensive management and financial experience provides the Board of Directors with valuable business and management guidance. The Board of Directors has designated Mr. Parker as an “audit committee financial expert” pursuant to SEC rules and NASDAQ listing standards.
     Mr. Repko is a current nominee of the Board of Directors. Mr. Repko is Corporate Senior Vice President and Chief Information Officer at Covance Inc. and has overall responsibility for the Covance Global IT organization. He serves as a member of the Covance Executive Committee and Chairs the Covance IT Investment Committee and the Executive IT Steering Committee. He reports to the Chairman and Chief Executive Officer of Covance Inc. Mr. Repko joined Covance in March 2003 as Vice President, Global Applications. In that role, he organized and led the centralization and globalization of Application Development, Application Support, and Quality Control across Covance. He was promoted to his current position in January 2006. Prior to joining Covance, Mr. Repko served as Senior Vice President & Chief Information Officer at GE American Communications — A Division of GE Capital, and a Senior Auditor and CPA at Ernst and Young. Mr. Repko received a Master’s degree in Business Administration and Information Technology from Drexel University, and holds a Bachelor’s degree in Accounting from Villanova University. He is trained and certified as a GE Six Sigma Master Black Belt. Mr. Repko is the Covance nominee to our Board of Directors. His position at Covance and his knowledge of the clinical trials business provide relevant management and industry experience for service on the Board of Directors.
     None of our directors is related to any other director or to any of our executive officers, and none of our executive officers serves as a member of the board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.
     Under a prior stock purchase agreement, we had agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc., a substantial stockholder of BioClinica. Such obligation terminates at such time as Covance owns less than 200,000 shares of our common stock. Covance has designated Mr. Repko as its only nominee for director for the 2011 fiscal year. Covance has reserved all rights under its agreement with BioClinica for subsequent years.
     The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.
Corporate Governance Guidelines
     Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our Board of Directors has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission, or the SEC, and the new listing standards of the NASDAQ Stock Market, LLC, or NASDAQ.
     Our corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. Six of the directors attended the 2010 Annual Meeting of Stockholders. Mr. Cimino and Mr. Stack did not attend the 2010 Annual Meeting of Stockholders.
     Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of BioClinica and its stockholders. These guidelines, which provide a framework for the conduct of the Board of Directors’s business, include that:
•	the principal responsibility of the directors is to oversee the management of BioClinica;

•	a majority of the members of the Board of Directors shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board of Directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.
Board Determination of Independence
     Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of

Directors has determined that each of Dr. Berg, Mr. Coyne, Mr. Davidoff, Ms. LoCastro, Dr. Nowicki, Dr. Olukotun, Mr. Parker and Mr. Repko do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.
Committees and Meetings of the Board of Directors
     There were four (4) regular in person meetings and five (5) special teleconference meetings of the Board of Directors during fiscal 2010. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).
     The Board of Directors has three standing committees — the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee — each of which operates under a charter that has been approved by the Board of Directors.
     Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted on September 1, 2000, as amended and restated on February 5, 2003 and March 26, 2004 and as previously provided and posted on our website at www.bioclinica.com include:
•	appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules, which is included on page 14 of this proxy statement.
     During fiscal 2010, the Audit Committee had been, and is currently, comprised of David E. Nowicki, D.M.D., Chairman of the Audit Committee, E. Martin Davidoff, CPA, Esq. and Wallace P. Parker, Jr. David Stack also served on the Audit Committee during fiscal 2010 until his resignation in November 2010. The Audit Committee held four (4) meetings in fiscal 2010.

     Each Audit Committee member is an independent member of the Board of Directors as defined under NASDAQ rules, including the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. As an independent director of our Board of Directors, each Audit Committee member is not an officer or employee of BioClinica or its subsidiaries and does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.
     Our Board of Directors has determined that Mr. Davidoff and Mr. Parker, current directors and members of the Audit Committee, and Ms. LoCastro, current nominee to the Board of Directors, are each an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.
     Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted on March 26, 2004, amended and restated on October 28, 2009, and as previously provided and posted on our website at www.bioclinica.com include:
•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, the salaries and incentive compensation of our executive officers;

•	administering our 2010 Stock Incentive Plan; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.
     The Compensation Committee held four (4) regular in person meetings and three (3) teleconference meetings in fiscal 2010. The Compensation Committee is currently comprised of James A. Taylor, Ph.D., Chairman of the Compensation Committee, Jeffrey H. Berg, Ph.D., Adeoye Y. Olukotun, M.D., M.P.H., and Wallace P. Parker, Jr. Dr. Taylor will no longer serve as a member of the Board of Directors or Compensation Committee following the meeting. The Board of Directors, or Compensation Committee, shall appoint a new Chairman of the Compensation Committee following the Meeting. The members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules, and are deemed to be non-employee directors for purposes of Section 162(m) of the Code and Rule 16b-3 of the Exchange Act.
     Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter adopted on March 26, 2004 and as previously provided and posted on our website at www.bioclinica.com include:
•	identifying individuals qualified to become members of our Board of Directors;

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders and each of our Board of Director’s committees;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to BioClinica; and

•	overseeing the evaluation of the Board of Directors.

     During fiscal 2010, the Nominating and Corporate Governance Committee had been, and is currently, comprised of David E. Nowicki, D.M.D. and James A. Taylor, Ph.D. Dr. Taylor will no longer serve as a member of the Board of Directors or Nominating and Corporate Governance Committee following the meeting. The Board of Directors, or Nominating and Corporate Governance Committee, shall appoint a new Chairman of the Compensation Committee following the Meeting. Both members of the Committee are independent, as independence for Nominating and Corporate Governance Committee members is defined under the NASDAQ rules. There were three (3) meetings held during fiscal 2010.
Compensation Committee Interlocks and Insider Participation
     Except for Mr. Weinstein, none of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the members of our Compensation Committee has ever been our employee or one of our officers.
Director Candidates
     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board of Directors members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board of Directors. The Nominating and Corporate Governance Committee nominated each of the foregoing nominees to our Board of Directors, other than Mr. Repko who was a designated by Covance Inc.
     In considering whether to recommend any particular candidate for inclusion in the Board of Directors’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Nominating and Corporate Governance Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, diversity, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. In addition, although we do not have a formal diversity policy, diversity is one of the criteria for nomination. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.
     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than $2,000 in market value, or 1% of our common stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, BioClinica, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board of Directors Leadership Structure and Role in Risk Oversight
     The Board of Directors evaluates its leadership structure and role in risk oversight on an ongoing basis. The Company’s Board of Directors leadership structure has separated the Chairman of the Board of Directors and President and Chief Executive Officer roles into two positions. Currently, David E. Nowicki, D.M.D. is the Chairman of the Board of Directors and Mark L. Weinstein is the President and Chief Executive Officer. The Board of Directors determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. After considering these factors, the Board of Directors determined that continuing to separate the positions of Chairman of the Board of Directors and President and Chief Executive Officer is the appropriate Board of Directors leadership structure at this time.
     The Board of Directors is also responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board of Directors leadership structure supports this approach. The Board of Directors receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board of Directors in its oversight role by receiving periodic reports regarding the Company’s risk and control environment. Furthermore, the Compensation Committee and Audit Committee work together to review any potential short-term or long-term risks as a result of the current decisions of the Company’s management.
Communicating with the Directors
     Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board of Directors, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.
     Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to: Board of Directors c/o Corporate Secretary, BioClinica, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.

Code of Business Conduct and Ethics
     We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or corporate controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of our Code of Business Conduct and Ethics to an appropriate person or persons identified in our Code of Business Conduct and Ethics; and

•	accountability for adherence to our Code of Business Conduct and Ethics.
     Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Business Conduct and Ethics. A copy of our Code of Business Conduct and Ethics may be obtained from our website at www.bioclinica.com.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has furnished the following report:
To the Board of Directors of BioClinica, Inc.:
     The Audit Committee of our Board of Directors is currently composed of three members and acts under a written charter adopted on September 1, 2000, and amended and restated on February 5, 2003 and March 26, 2004. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the NASDAQ Global Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held four meetings during fiscal 2010.
     Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:
•	the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•	the independent registered public accounting firm’s review of our unaudited interim financial statements;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	our management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of our internal controls and accounting and financial personnel.
     The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:
•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
     The Audit Committee received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight

Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, discussed their independence with them and satisfied itself as to the independence of the independent registered public accountants. The Audit Committee also considered whether our independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining our auditors’ independence.
     Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to our Board of Directors of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2010.

By the Audit Committee of the Board of
Directors of BioClinica, Inc.

/s/ David E. Nowicki, D.M.D.
David E. Nowicki, D.M.D
Audit Committee Chairman

/s/ E. Martin Davidoff, CPA, Esq.
E. Martin Davidoff, CPA, Esq.
Audit Committee Member

/s/ Wallace P. Parker, Jr.
Wallace P. Parker, Jr.
Audit Committee Member

COMPENSATION OF DIRECTORS
The following table sets forth certain information regarding the compensation of each non-employee member of the Board of Directors for the 2010 fiscal year. Executive officers who serve on the Board of Directors do not receive any additional compensation for such service.

					Change in
				Non-	Pension
		Restricted		Equity	Value and
		Stock		Incentive	Nonqualified
	Fees	Units/Stock	Option	Plan	Deferred	All Other
	Earned in	Awards	Awards	Compen-	Compen-	Compen-
Name	Cash	($)	($)	Sation	sation	sation	Total
(a)	(b)	(c)	(d)	($)	Earnings	($)	($)
Jeffrey H. Berg, Ph.D.	$37,500	$48,800	—	—	—	—	$86,300
Richard F. Cimino	—	—	—	—	—	—	—
E. Martin Davidoff	$37,500	$48,800	—	—	—	—	$86,300
James Lovett	—	—	—	—	—	—	—
David E. Nowicki, D.M.D.	$72,500	$48,800	—	—	—	—	$121,300
Adeoye Y. Olukotun, M.D., M.P.H.	$37,500	$48,800	—	—	—	—	$86,300
David M. Stack	$37,500	$24,400	—	—	—	—	$61,900
Wallace P. Parker, Jr.	$6,250	$52,500	—	—	—	—	$58,750
James A. Taylor, Ph.D.	$46,500	$48,800	—	—	—	—	$95,300

(a)	Mr. Cimino and Mr. Lovett, as representatives of Covance, Inc., declined and were not paid any compensation for 2010. Mr. Cimino would have earned fees of $25,000 in cash and $48,800 in restricted stock units for a total compensation for 2010 of $73,800. Mr. Lovett would have earned fees of $6,250 in cash and $45,125 in restricted stock units based on 12,500 restricted stock units for new directors and a grant date fair value of $3.61, for a total compensation for 2010 of $61,200. Mr. Stack resigned from the Board of Directors in November 2010.

(b)	This column represents the fees earned for service on the Board of Directors and Board of Directors committees during the 2010 fiscal year.

(c)	This column reflects the grant date fair value of the restricted stock units awarded in fiscal 2010; the grant date fair value is the amount that the Company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by each non-employee director of the Board of Directors. The grant date fair value of each restricted stock unit awarded in May 2010 to existing non-employee directors was $4.88, the fair market value of the Company’s common stock on the award date. Due to Mr. Stack’s resignation in November 2010, one-half of his restricted stock units awarded in May 2010 had vested. 12,500 restricted stock units were issued to Mr. Parker as a new director with the grant date fair value of $4.20, the fair market value of the Company’s common stock on the award date. For information on the valuation assumptions, refer to Note 8 — Stock Based Compensation of the Notes to Financial Statements in our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011. For further information concerning such equity awards, see the section below entitled “Equity Compensation.”

(d)	This column reflects the dollar amounts of the grant date fair value of stock options granted in fiscal 2010. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 8 — Stock Based Compensation of the Notes to Financial Statements in our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011.

          The aggregate number of restricted stock units and stock option awards outstanding at December 31, 2010 for our non-employee directors, except for Mr. Cimino and Mr. Lovett, were:

	Aggregate Number of	Aggregate Number of
	Shares Subject to	Shares Subject to Stock
	Restricted Stock Unit	Option Awards
	Awards Outstanding on	Outstanding on
Name	December 31, 2010	December 31, 2010
Jeffrey H. Berg, Ph.D.	32,500	78,750
E. Martin Davidoff	32,500	27,000
David E. Nowicki, D.M.D.	32,500	46,250
Adeoye Y. Olukotun, M.D., M.P.H.	30,000	—
Wallace P. Parker, Jr.	12,500	—
James A. Taylor, Ph.D.	32,500	58,885
          The compensation program for non-employee directors is designed to fairly pay directors for work required for a company of BioClinica’s size and scope and to align directors’ interests with the long-term interests of stockholders. The Compensation Committee retained J. Richard & Co., a nationally recognized independent compensation consulting firm, to review and propose a reasonable, competitive and appropriate total compensation program for our directors.
          Cash Compensation. The cash compensation structure for non-employee directors, except for Mr. Cimino and Mr. Lovett, for fiscal 2010 and for fiscal 2011 is as follows:

	2010	2011
Board Retainer	$25,000	$25,000
Chairman, Board of Directors	$25,000	$25,000
Chairman, Audit Committee	$17,500	$20,000
Member, Audit Committee	$12,500	$12,500
Chairman, Compensation Committee	$17,500	$20,000
Member, Compensation Committee	$12,500	$12,500
Chairman, Nominating & Corporate Governance Committee	$5,000	$7,500
Member, Nominating & Corporate Governance Committee	$4,000	$4,000
          In addition, for fiscal 2011, each non-employee director will receive $1,000 for each Board of Directors meeting attended and $750 for each Committee meeting attended.
          Equity Compensation. Each non-employee director, except for Mr. Cimino and Mr. Lovett, was granted restricted stock units on May 12, 2010 covering 10,000 shares. In addition, Mr. Parker was granted restricted stock units on November 16, 2010 covering 12,500 shares as a new director. For fiscal 2011, each non-employee director, except for Mr. Repko, will be granted restricted stock units covering 10,000 shares. Each restricted stock unit which vests will entitle the director to one share of common stock upon his or her cessation of Board of Directors service. The restricted stock units will vest as to one-twelfth (1/12) of the covered shares upon completion of each successive month of Board of Directors service over the twelve-month period measured from the grant date. The restricted stock units are subject to a pro-rata reduction if a director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board of Directors meetings and all meetings of any committee on which he or she serves. If any new director is appointed during the year to fill a vacancy, then he or she would be granted restricted stock units covering 12,500 shares.

          Furthermore, all directors were and currently are reimbursed for their expenses for each Board of Directors meeting and each Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meeting attended.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis details the principles underlying our compensation policies and decisions and the principal elements of compensation paid to our executive officers for fiscal 2010 and our plans for fiscal 2011. BioClinica’s Chief Executive Officer, the CEO, the Chief Financial Officer, the CFO, and the other executive officers included in the Summary Compensation Table below will be referred to as the named executive officers for purposes of this discussion. The named executive officers are the only executive officers of BioClinica.
Compensation Objectives and Philosophy
The Compensation Committee, or the Committee, of our Board of Directors, is responsible for reviewing and approving the compensation payable to our named executive officers. As part of such process, the Committee seeks to accomplish the following objectives with respect to our executive compensation programs:
•	Motivate, recruit and retain executives capable of meeting our strategic objectives;

•	Provide incentives to ensure superior executive performance, successful financial results for BioClinica and the creation of value for our stockholders; and

•	Align the interests of executives with the long-term interests of stockholders.
The Committee seeks to achieve these objectives by:
•	Establishing a compensation structure that is both market competitive and internally fair;

•	Linking a substantial portion of compensation to our achievement of financial objectives and the individual’s contribution to the attainment of those objectives;

•	Providing risk for underachievement and upward leverage for overachievement of goals;

•	Providing long-term, equity-based incentives and encouraging direct share ownership by our named executive officers; and

•	Performance-based compensation in the form of short-term (including cash bonuses) and long-term incentives (including equity grants) on average constituted over 50% of fiscal 2010 total target compensation for our named executive officers.
Setting Executive Compensation
The Committee attempts to provide both short-term and long-term compensation for current performance, as well as to provide incentives to achieve short-term and long-term goals. Short-term compensation is typically in the form of base salary and annual cash incentive bonuses, and long-term compensation is typically in the form of equity with long-term vesting schedules. Because of the current condition of the economy, the nature of our business and the way we operate the business and implement our strategies, we may not witness for several years the positive results of many decisions made or actions taken by our named executive officers in the current fiscal year, including strategies implemented to manage risk and position us for future growth. Accordingly, the Committee, by seeking a balance of short-term and long-term compensation, seeks to motivate and reward named executive officers for their current decisions that may not produce immediate or short-term results, but will likely have a positive long-term effect on our business and financial results. The Committee also periodically reviews, along with the Audit Committee of the Board of Directors, any potential short-term or long-term risks as a result of our compensation policies and decisions. Currently, the Committee believes that these risks are not reasonably likely to have a material adverse effect on our business. Nonetheless, the Committee, working with the Audit Committee, seeks to mitigate any such risks to the extent possible.
The Committee has the sole authority to approve independent compensation consultant fees and terms of engagement. For fiscal 2010, the Committee engaged J. Richard & Co., or J. Richard, a nationally recognized independent compensation consulting firm, to provide competitive compensation data and general advice on our compensation programs and policies for named executive officers. J. Richard also provides consulting on the compensation of the Board of Directors; other than this consulting, J. Richard does not provide any other service to BioClinica. During fiscal 2010, J. Richard performed a market analysis of the compensation paid by comparable peer group companies. J. Richard provided the Committee with recommended compensation ranges for the named executive officers based on the competitive data, which is derived from public filings and industry reports. In addition, the CEO provided the Committee with a detailed review of the performance of the other named executive officers and made recommendations to the Committee with respect to the compensation packages for those named executive officers, other than himself, for fiscal 2010. On an annual basis, the Committee reviews J. Richard’s qualifications in order to determine whether J. Richard will be re-engaged to consult with respect to our compensation programs and policies for the upcoming fiscal year.
It is the Committee’s objective to target the total direct compensation (salary, bonus potential and equity awards) of each named executive officer at a level comparable to and competitive with similar positions in our selected peer group. However, in determining the total direct compensation of each named executive officer, the Committee also considers a number of other factors, including recent BioClinica and individual performance, the CEO’s recommendations as to compensation levels for named executive officers, other than himself, the named executive officer’s level of responsibility, the cost of living in the Philadelphia and surrounding area and internal pay equity. There is no pre-established policy for allocation of compensation between the cash and equity components or between short-term and long-term components. Instead, the Committee determines the mix of compensation for each named executive officer based on its review of the data for comparable positions at competitive peer group companies and its analysis of that individual’s performance and such individual’s contribution to our financial performance and to BioClinica’s long term growth.
The peer group used for competitive comparisons for fiscal 2010 reflects companies providing a similar mix of services as BioClinica and within a reasonable range of our revenues and consisted of the following companies: Accelrys, Inc., Caliper Life Sciences, Inc., Computer Programs & Systems, Inc., Demandtec, Inc., Enzo Biochem, Inc., eResearch Technology, Inc., Healthstream, Inc., Luminex Corporation, Medidata Solutions, Inc., Mediware Information Systems, Inc., Medtox Scientic, Inc., Merge Healthcare Inc., Orchid Cellmark Inc., Vital Images, Inc., Vocus, Inc.
Components of Compensation
For fiscal 2010, our executive compensation program for the named executive officers was comprised of the following components:
•	Base salary;

•	Annual short-term cash incentive;

•	Long-term equity incentive awards; and

•	Customary benefits.

Base Salary
In General — It is the Committee’s objective to set a competitive rate of annual base salary for each named executive officer. The Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their named executive officers with a component of compensation that provides a level of security and stability from year to year and is not dependent, to any material extent, on our financial performance. In addition, Messrs. Weinstein, Kaminer and Benton each have an existing employment agreement with BioClinica, which sets a minimum annual salary, subject to periodic upward adjustment at the discretion of the Committee or our Board of Directors. For fiscal 2009 and fiscal 2010, each named executive officer’s base salary was not increased, based upon the recommendation of the CEO, because of the current economic environment and in order to maintain our general and administrative expenses.
Fiscal 2011 — The Committee worked with J. Richard to establish salary bands, based on a review of compensation awarded for comparable positions at competitive peer group companies, for the named executive officers for fiscal 2011, with minimum to maximum opportunities that cover the normal range of market variability. The actual base salary for each named executive officer was then derived from those salary bands based on his or her responsibility, tenure and past performance and market comparability. The CEO also provided the Committee with recommendations for base salaries for the named executive officers, other than himself, for fiscal 2011. For fiscal 2011, this process, together with the Committee’s recognition of the cost of living in the Philadelphia and surrounding area and that the named executive officers did not receive a base salary increase in fiscal years 2009 or 2010, resulted in the Committee setting the base salaries of the named executive officers at a level comparable to and competitive with similar positions in our selected peer group and also as compared to the executive’s total compensation.
The table below shows annual base salary rates for each named executive officer:

				% Increase
Name	Title	2010 Salary	2011 Salary	from 2010 (1)
Mark L. Weinstein	President & CEO	$370,000	$415,000	12.2%
Ted I. Kaminer	Executive VP Finance & Administration & CFO	$270,000	$310,000	14.8%
David A. Pitler	Executive VP, President Bioimaging Services Division	$230,000	$280,000	21.7%
Peter S. Benton	Executive VP, President eClinical Division	$260,000	$290,000	11.5%

(1)	Base Salaries were not increased from 2008 to 2009 and were not increased again from 2009 to 2010.
Annual Short-Term Cash Incentives (Bonuses)
In General — As part of their compensation package, our named executive officers have the opportunity to earn annual cash bonus awards under the MIP. MIP cash awards are designed to reward superior executive performance while reinforcing our short-term strategic operating and financial goals to maximize stockholder value. Each year, the Committee establishes a bonus target for each named executive officer set at a percentage of base salary that is the same percentage for all named executive officers, except for the CEO who has a higher percentage due to a higher level of responsibility with respect to our operations. The Committee also reviews the compensation metrics of the CEO versus the other named executive officers. Although certain percentages and allocations may differ, the overall cash and equity compensation package of the CEO is not materially greater than the overall cash and equity compensation package of each other named executive officer. It is the Committee’s intention to target annual cash incentive awards at a level comparable to and competitive with similar positions in our selected peer group.
Fiscal 2010 Bonus Awards—The target percentages set for fiscal 2010 were 100% of base salary for the CEO and 90% of base salary for the other named executive officers. The fiscal 2010 bonus target for our CEO was allocated 50% to achievement of our service revenue objectives and 50% to achievement of our non-GAAP operating income objectives. The fiscal 2010 bonus targets for the other named executive officers were 42.5% of service revenue, 42.5% non-GAAP operating income and 15% individual performance metrics. In 2010, the bonus structure was consistent with publicly disclosed guidance.
The actual bonus amount awarded to each named executive officer for fiscal 2010 was determined by the Committee on the basis of its review of both our performance and the individual named executive officer’s performance. The CEO provided a review of performance by the named executive officers, other than himself, for fiscal 2010 for the Committee’s consideration. The primary consideration which the Committee took into account in making such determination was the fact that we met certain targets for our service revenue for fiscal 2010 and substantially met targets relating to our non-GAAP operating income for fiscal 2010. Based on that assessment, the Committee determined in February 2011 to make the bonus awards for fiscal 2010 performance to the CEO and the other named executive officers as set forth in the table below.
The table below details fiscal 2010 annual bonus targets and actual payouts for each of the named executive officers.

		2010 Target	2010 Target	2010 Actual	2010 Actual
		Bonus	Bonus	Bonus	Bonus
Name	Title	($)	(% Salary)	($)	(% Salary)
Mark L. Weinstein	President & CEO	$370,000	100%	$143,000	38.6%
Ted I. Kaminer	Executive VP Finance & Administration & CFO	$243,000	90%	$94,000	38.7%
David A. Pitler	Executive VP, President Bioimaging Services Division	$207,000	90%	$80,000	38.7%
Peter S. Benton	Executive VP, President, eClinical Division	$234,000	90%	$91,000	38.7%
Fiscal 2011 Bonus Awards — For fiscal year 2011, awards under the MIP, if any, will be based on achievement of pre-established BioClinica objectives and individual goals for each named executive officer and, for named executive officers other than the CEO, a review of that individual’s performance. The committee determined these objectives and financial goals to be consistent with financial guidance disclosed to the public, consistent with individual performance criteria and consistent with corporate objectives and shareholder return. The committee determined along with its compensation consultant that the 2011 bonus targets for the named executive officers should be weighted 37.5% non-GAAP operating income, 37.5% service revenue, and 25% individual performance metrics and corporate goals. Individual performance metrics and corporate goals may include total shareholder return, economic value added (EVA) momentum, operational and financial metrics, delivery of specific programs, plans, and achievement of budgetary objectives identified and documented at the beginning of each fiscal year. It is the Committee’s intention to base a greater percentage of the annual award payout on corporate objectives as opposed to individual performance for named executive officers.

For the fiscal year 2011 awards, the potential payout may range from 0 to 120% of 2011 salary. However, the Committee will have the discretion to increase the award for any named executive officer (other than the CEO) based on the CEO’s recommendation for exceptional performance. The Committee has also retained the discretion to reduce the dollar amount of the awards otherwise payable to the named executive officers in connection with the underachievement of pre-established performance targets. The dollar amount of the 2011 target annual bonus for each named executive officer, other than the CEO, is 90% of their base salary. The dollar amount of the 2011 target annual bonus for the CEO is 120% of his base salary. The financial targets for 2011 are consistent with our publicly disclosed guidance for 2011.
CEO Compensation — The Committee also reviews the compensation metrics of the CEO versus the other named executive officers. Although certain percentages and allocations may differ, the overall cash and equity compensation package of the CEO is not materially greater than the overall cash and equity compensation package of each named executive officer.
Long-Term Incentive Equity Awards
In General — A portion of each named executive officer’s compensation is provided in the form of long-term incentive equity awards. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the long-term interests of senior management with those of our stockholders.
The Committee establishes long-term incentive grant guidelines based on review of equity awards from competitive peer group companies. Actual issuance of the stock awards to the CEO are determined by the Committee based on his individual performance and our financial performance, usually measured in terms of the same financial metrics taken into account in determining the annual bonus award. The Committee can potentially award stock options and other equity awards to the named executive officers and other employees based on the recommendation of the CEO and the review of the Committee. Actual grants for such individuals are based on individual performance with respect to predetermined objectives, competitive total compensation amounts, internal equity pay considerations, the potential impact on stockholder dilution and compensation expense to us. The Committee follows a grant practice of tying equity awards to its annual year-end review of individual performance and its assessment of BioClinica performance. Accordingly, it is typical practice that any equity awards to the named executive officers will be made on an annual basis at the fair market value on the date of grant, which follows the release of our year end financials, which permits material information regarding our performance for the prior fiscal year to be disclosed to the public before any equity grants are made to our named executive officers.
It is the Committee’s belief that restricted stock unit grants are essential to the retention of the named executive officers and crucial to our long-term financial success. The vesting schedules for the restricted stock units provide a meaningful incentive for the named executive officer to remain in our service. These equity awards also serve as an important vehicle to achieve the Committee’s objective of aligning management and stockholder interests. The Committee reviewed the equity awards in light of the total executive compensation.
Fiscal 2010 Awards — On February 11, 2010, based upon our financial performance and the CEO’s individual performance during fiscal 2009 and the recommendation from the Committee’s compensation consultant, the Committee awarded the CEO 40,000 restricted stock units that vest quarterly over three years, and the underlying common stock will be issued at the time the restricted stock units vest. On February 11, 2010, based upon our financial performance and the named executive officer’s individual performance during fiscal 2009 and the recommendation of the CEO, as reviewed by the Committee’s compensation consultant, the Committee also awarded each of the other named executive officers 40,000 restricted stock units that vest quarterly over four years, and the underlying common stock will be issued at the time the restricted stock units vest. The number of restricted stock units were calculated such that the grant date value of the equity awards would equal 25% to 50% of the executive’s total compensation.
Fiscal 2011 Awards — On February 18, 2011, based upon our financial performance and the CEO’s individual performance during fiscal 2010 and the recommendation from the Committee’s compensation consultant, the Committee awarded the CEO 60,000 restricted stock units that vest quarterly over three years, and the underlying common stock will be issued at the time the restricted stock units vest. On February 18, 2010, based upon our financial performance and the named executive officer’s individual performance during fiscal 2010 and the recommendation of the CEO, as reviewed by the Committee’s compensation consultant, the Committee also awarded each of the other named executive officers 40,000 restricted stock units that vest quarterly over four years, and the underlying common stock will be issued at the time the restricted stock units vest. The number of restricted stock units were calculated such that the grant date value of the equity awards would equal 25% to 50% of the executive’s total compensation.
Other Benefits
In General — The named executive officers are offered the same benefits that are provided to other employees and are not offered any additional benefits or perquisites, except that Mr. Weinstein is provided with a monthly car allowance of $750 pursuant to the terms of his employment agreement.
Other Benefits - All eligible employees, including named executive officers, are eligible to receive standard health, disability and life insurance, participation in the BioClinica Employees Savings Plan (401K), and professional development benefits.
Executive Retention Agreement and CEO Employment Agreement
Executive Retention Agreement — On December 31, 2008, we entered into an amended form of executive retention agreement with the named executive officers and certain of our other officers. The agreement generally provides for payments of up to 24 months salary and target bonus for the CEO and named executive officers in the event that the CEO and named executive officers are terminated or resign for good reason in connection with a change of control transaction. In addition, each unvested stock option or other equity award will vest immediately upon a change in control transaction. Each executive retention agreement is either reviewed annually or in connection with the renewal of the executive’s employment agreement. The executive retention agreement has been designed to provide a level of financial security to the named executive officers that will assure their continued attention and commitment to our strategic business objectives, even in change in control situations where their continued employment may be uncertain. The severance benefits payable in connection with a change in control provide financial protection against any potential loss of employment that might otherwise occur as a result of an acquisition of BioClinica and will allow the named executive officers to focus their attention on acquisition proposals that are in the best interests of the stockholders, without undue concern as to their own financial situation. We also believe the vesting acceleration of their equity awards upon a change in control is justified because those awards are designed to serve as the primary vehicle for the named executive officers to accumulate financial resources for retirement, and a change in control event is an appropriate liquidation point for awards intended for such purpose. We do not provide our named executive officers with any defined benefit pension plan or supplemental executive retirement plan, and the only other opportunities for the accumulation of retirement funds is through the limited deferral opportunities provided under BioClinica’s 401(k) savings plan.

Employment Agreements — We have existing employment agreement with Messrs. Weinstein, Kaminer and Benton. The principal terms of the employment agreements are summarized in the section of the proxy statement entitled “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” In addition, during 2011, the Committee will be reviewing its compensation practices and the existing employment agreements as a result of the Dodd-Frank Wall Street Reform Act in preparation of the new rules to be adopted by the SEC under the Dodd-Frank Act.
Tax Deductibility of Compensation
Under Section 162(m) of the Internal Revenue Code, a publicly-held company such as BioClinica is not allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1.0 million per covered officer in any year. The limitation applies only to compensation that is not performance based. Non-performance based compensation paid to our covered executive officers for fiscal 2010 did not exceed the $1.0 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid to our named executive officers for fiscal 2011 will exceed that limit. To qualify for an exemption from the $1.0 million deduction limitation, the stockholders approved BioClinica’s 2010 Stock Incentive Plan that imposed a limit on the maximum number of shares of common stock for which any one participant may be granted stock options per calendar year. As a result of that limitation, the compensation deemed paid to a named executive officer in connection with the exercise of options granted under the 2010 Stock Incentive Plan after that date with an exercise price equal to the fair market value of the option shares on the grant date should in most instances qualify as performance-based compensation that will not be subject to the $1.0 million limitation.
However, the Committee believes that when establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to provide one or more named executive officer with the opportunity to earn incentive compensation, whether through cash bonus programs tied to our financial performance, or equity incentive grants tied to the named executive officer’s continued service (such as service-vesting restricted stock or restricted stock unit awards), which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the named executive officers essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
COMPENSATION COMMITTEE REPORT
The Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and this proxy statement. This report is provided by the following independent directors, who comprise the Committee:

By the Compensation Committee of the Board of Directors of
BioClinica, Inc.

/s/ James A. Taylor, Ph.D. James A. Taylor, Ph.D.
Compensation Committee Chairman

/s/ Jeffrey H. Berg, Ph.D.

Jeffrey H. Berg, Ph.D.
Compensation Committee Member

/s/ Adeoye Y. Olukotun, M.D., M.P.H., Adeoye Y. Olukotun, M.D., M.P.H.
Compensation Committee Member

/s/ Wallace P. Parker Wallace P. Parker
Compensation Committee Member

EXECUTIVE OFFICERS
     The following table identifies our current executive officers:

		Capacities in	In Current
Name	Age	Which Served	Position Since
Mark L. Weinstein(1)	58	President and Chief Executive Officer	February 1998

Ted I. Kaminer(2)	52	Executive Vice President of Finance & Administration and Chief Financial Officer	February 2003

David A. Pitler(3)	56	Executive Vice President, President Medical Imaging Solutions	December 2003

Peter S. Benton(4)	46	Executive Vice President, President eClinical Solutions	March 2009

(1)	Mr. Weinstein assumed the responsibilities of Chief Financial Officer of BioClinica from January 31, 2001 to February 18, 2003, in addition to serving as our President and Chief Executive Officer.

(2)	Mr. Kaminer joined BioClinica in February 2003 as our Senior Vice President and Chief Financial Officer. In March 2009, Mr. Kaminer was appointed Executive Vice President of Finance and Administration and Chief Financial Officer. Prior to joining BioClinica, he served as Chief Financial Officer and Vice President of ION Networks Inc., and Senior Vice President of Finance and Chief Financial Officer of CMPExpress. Mr. Kaminer also spent 12 years with various investment banking firms in the corporate finance area. Mr. Kaminer was previously associated with PriceWaterhouse (the predecessor of PricewaterhouseCoopers) and received his Bachelor’s degree from Cornell University and MBA in finance from The Wharton School, University of Pennsylvania.

(3)	Mr. Pitler joined BioClinica in March 2000 as our Vice President of Operations. In March 2009, Mr. Pitler was appointed Executive Vice President, President Medical Imaging Solutions. In December 2003, Mr. Pitler was appointed Senior Vice President of Operations. In November 2000, Mr. Pitler was appointed an executive officer of BioClinica. Mr. Pitler spent four years, from April 1996 until February 2000, at Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation, as Vice President of Production and formerly as Vice President of Integration. From 1981 to 1996, Mr. Pitler held various positions with information processing companies. Mr. Pitler received his Bachelor’s degree from Colgate University.

(4)	Mr. Benton joined BioClinica in September 2008 as President, Phoenix Data Systems Division. In March 2009, Mr. Benton was appointed an executive officer of BioClinica and his title was changed to Executive Vice President, President eClinical Solutions. Mr. Benton was Chief Operating Officer at etrials Worldwide, Inc. from July 2007 until April 2008. Mr. Benton was also Managing Director of Wharton Venture Partners from April 2004 until July 2008. Previously, Mr. Benton held the position of Vice President, Central Planning at Johnson & Johnson Pharmaceutical Research & Development LLC from September 2001 until March 2004. Mr. Benton’s experience also includes general management experience at TRW, Inc.’s automotive sector and General Electric, where he started his career in the manufacturing management program. Mr. Benton holds a Bachelor’s degree in Mechanical Engineering from Northeastern University and an MBA from The Wharton School, University of Pennsylvania.
None of our executive officers are related to any other executive officer or to any director of BioClinica. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

          The following Summary Compensation Table sets forth information concerning compensation earned for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2008, 2009 and 2010. Information regarding the compensation of our Chief Executive Officer, our Chief Financial Officer and each of our two other executive officers whose total compensation for the 2010 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”) is set forth below. No other executive officers who would have been otherwise includable in such table on the basis of their total compensation for the 2010 fiscal year have been excluded by reason of their termination of employment or change in executive status during that year.
Summary Compensation Table

							Change in
							Pension
				Stock		Non-	Value and	All
				Awards/		Equity	Nonqual-	Other
				Restricted		Incentive	ified	Com-
				Stock	Option	Plan	Deferred	pensa-
Name				Units	Awards	Compen-	Compen-	tion
and Principal			Bonus	($)	($)	sation	sation	($)	Total
Position	Year	Salary	(a)	(b)	(c)	($)	Earnings	(d)	($)
Mark L. Weinstein	2010	$370,000	$143,000	$172,800	—	—	—	—	$685,800
President, Chief	2009	$384,231	$185,000	$123,600	—	—	—	—	$692,831
Executive Officer	2008	$363,269	$280,100	$212,300	—	—	—	—	$855,669

Ted I. Kaminer	2010	$270,000	$94,000	$172,800	—	—	—	—	$536,800
Executive Vice	2009	$280,385	$121,500	—	$64,800	—	—	—	$466,685
President Finance &	2008	$264,231	$166,800	—	$76,600	—	—	—	$507,631
Administration, Chief Financial Officer

David A. Pitler	2010	$230,000	$80,000	$172,800	—	—	—	—	$482,800
Executive Vice	2009	$238,846	$103,500	—	$64,800	—	—	—	$407,146
President,	2008	$226,154	$142,100	—	$76,600	—	—	—	$444,854
President Medical Imaging Solutions

Peter S. Benton	2010	$260,000	$91,000	$172,800	—	—	—	—	$523,800
Executive Vice	2009	$270,000	$117,000	—	$64,800	—	—	—	$451,800
President,	2008	$59,000	$40,200	—	$383,000	—	—	—	$482,200
President eClinical Solutions

(a)	The bonuses earned in the year stated were paid in March of the following year.

(b)	This column reflects the grant date fair values of the stock awards and restricted stock units granted in the respective years. The 2008 award values were recalculated from amounts shown in prior proxy statements to reflect their grant date fair values, as required by SEC rules effective for 2010. The grant date fair value is the amount that the Company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by each Named Executive Officer. The grant date fair value of each stock award/restricted stock unit awarded, which is the fair market value of the Company’s common stock on the award date were $4.32 in 2010, $3.09 in 2009 and $7.72 in 2008. For information on the valuation assumptions, refer to Note 8 — Stock Based Compensation of the Notes to Financial Statements in our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011.

(c)	This column reflects the grant date fair values of the stock options granted in 2010, 2009 and 2008, including the 2008 award to Mr. Benton upon his hire by the Company. The 2008 award values were recalculated from amounts shown in prior proxy statements to reflect their grant date fair values, as required by SEC rules effective for 2010. The grant date fair value is the amount that the Company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by each Named Executive Officer. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 8 — Stock Based Compensation of the Notes to Financial Statements in our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011.

(d)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than $10,000 for the Named Executive Officer for the fiscal year.
Grants of Plan-Based Awards in 2010 Table
          The following table sets forth summary information regarding all grants of plan-based awards made to the Named Executive Officers during the year ended December 31, 2010. As of the end of 2010, none of the Named Executive Officers held any equity incentive awards subject to performance vesting requirements, and no non-equity incentive awards were made during the 2010 fiscal year.

All
Other
								All	Option
								Other	Awards:		Grant
								Stock	Number		Date Fair
								Awards:	of	Exer-	Value of
		Estimated Future Payouts			Estimated Future Payouts			Number	Secur-	cise or	Stock
		Under Non-Equity			Under Equity Incentive			of	ities	Base	and
		Incentive Plan Awards			Plan Awards			Shares	Under-	Price of	Option
		Thres-		Maxi-	Thres-		Maxi-	of Stock	lying	Option	Awards
		hold	Target	mum	hold	Target	mum	or Units	Options	Awards	($)
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	(a)
Mark L. Weinstein	02/11/2010	—	—	—	—	—	—	40,000	—	—	$172,800
Ted I. Kaminer	02/11/2010	—	—	—	—	—	—	40,000	—	—	$172,800
David A. Pitler	02/11/2010	—	—	—	—	—	—	40,000	—	—	$172,800
Peter S. Benton	02/11/2010	—	—	—	—	—	—	40,000	—	—	$172,800

(a)	This represents the grant date fair value of the restricted stock units awarded to the CEO and other Named Executive Officers. The grant date fair value is the amount that the Company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by each Named Executive Officer. For the restricted stock units awarded to the CEO and other Named Executive Officers, the grant date fair value was calculated using the closing price of our common stock on the grant date of $4.32. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 8 — Stock Based Compensation of the Notes to Financial Statements in our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011.

Outstanding Equity Awards at 2010 Fiscal Year-End Table
          The following table sets forth summary information regarding the outstanding equity awards held by the Named Executive Officers at December 31, 2010. As of the end of the 2010 fiscal year, none of the Named Executive Officers held any unearned equity incentive plan awards subject to performance vesting requirements.

							Stock Awards
										Equity
										Incentive
	Option Awards								Equity	Plan
				Equity					Incentive	Awards:
				Incentive					Plan	Market or
				Plan				Market	Awards:	Payout
				Awards:				Value of	Number of	Value of
		Number of		Number of			Number of	Shares or	Unearned	Unearned
	Number of	Securities		Securities			Shares or	Units of	Shares,	Shares,
	Securities	Underlying		Underlying			Units of	Stock That	Units or	Units or
	Underlying	Unexercised		Unexercised	Option		Stock That	Have Not	Other Rights	Other Rights
	Options	Options		Unearned	Exercise	Option	Have Not	Vested	That Have	That Have
	(#)	(#)		Options	Price	Expiration	Vested	($)	Not Vested	Not Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)	(a)	(#)	($)
Mark L. Weinstein	10,000	—		—	$0.72	03/31/2011	26,667	$118,935	—	—
	10,000	—		—	$1.00	06/30/2011	30,000	$133,800	—	—
	20,000	—		—	$0.80	09/30/2011	—	—	—	—
							—	—	—	—
							—	—	—	—

Ted I. Kaminer	70,154	—		—	$3.05	02/06/2013	32,500	$144,950	—	—
	25,000	—		—	$7.03	02/09/2014	—	—	—	—
	14,250	750	(b)	—	$4.00	03/01/2013	—	—	—	—
	11,500	3,500	(c)	—	$8.06	02/27/2014	—	—	—	—
	11,333	8,667	(d)	—	$7.72	02/27/2015	—	—	—	—
	18,333	21,667	(e)	—	$3.04	02/26/2016	—	—	—	—

David A. Pitler	20,000	—		—	$1.10	11/06/2011	32,500	$144,950	—	—
	20,000	—		—	$2.80	02/05/2013	—	—	—	—
	25,000	—		—	$7.03	02/09/2014	—	—	—	—
	14,250	750	(b)	—	$4.00	03/01/2013	—	—	—	—
	11,500	3,500	(c)	—	$8.06	02/27/2014	—	—	—	—
	11,333	8,667	(d)	—	$7.72	02/27/2015	—	—	—	—
	18,333	21,667	(e)	—	$3.04	02/26/2016	—	—	—	—

Peter S. Benton	50,000	50,000	(f)	—	$7.72	09/30/2015	32,500	$144,950	—	—
	18,333	21,667	(e)	—	$3.04	02/26/2016	—	—	—	—

(a)	Market value based on $4.46 fair value of the Company’s common stock at December 31, 2010.

(b)	Each of these options was granted on March 1, 2006 and vested as to 20% of the option shares upon completion of one year of service measured from that grant date. The option will vest as to the remainder of the option shares in successive equal monthly increments over the next four years of continued service thereafter.

(c)	Each of these options will vest as to 20% of the option shares upon completion of one year of service measured from the February 27, 2007 grant date, and the remainder will vest in successive equal monthly increments over the next four years of continued service thereafter.

(d)	Each of these options will vest as to 20% of the option shares upon completion of one year of service measured from the February 27, 2008 grant date, and the remainder will vest in successive equal monthly increments over the next four years of continued service thereafter.

(e)	Each of these options will vest in successive equal monthly increments over the next four years of continued service measured from the February 26, 2009 grant date.

(f)	Each of these options will vest as to 25% of the option shares upon completion of one year of service measured from the September 30, 2008 grant date, and 25% every year thereafter for three years.

Option Exercises and Stock Vested Table for Fiscal 2010
The following table summarizes the option exercises and vesting of stock awards for each of the Named Executive Officers for the year ended December 31, 2010:

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on	Exercise	Acquired on	Vesting
	Exercise	($)	Vesting	($)
Name	(#)	(a)	(#)	(b)
Mark L. Weinstein	160,000	$586,200	10,000	$42,395
Ted I. Kaminer	—	—	7,500	$31,800
David A. Pitler	53,000	$156,870	7,500	$31,800
Peter S. Benton	—	—	7,500	$31,800

(a)	Value realized is determined by multiplying (i) the amount by which the market price of the common stock on the date of exercise exceeded the exercise price by (ii) the number of shares for which the option was exercised.

(b)	Value realized is determined by multiplying (i) the market price of the common stock on the applicable vesting date by (ii) the number of shares that vested on that date.
Pension Benefits Table
          The Company does not have any defined benefit pension plans.
Nonqualified Deferred Compensation Table
          The Company does not have any nonqualified deferred compensation.
Employment Contracts, Termination of Employment, and Change-in-Control Arrangements
          On February 24, 2010, we executed an amended and restated employment agreement with Mr. Kaminer for an initial term of one-year, which automatically renews each year unless otherwise terminated by our Board of Directors. The terms and conditions of the employment agreement are: (i) an annual base salary of $270,000, subject to periodic increase at the discretion of the Compensation Committee in addition to certain benefits and perquisites; (ii) incentive compensation awards under our incentive compensation plans on a basis commensurate with his position and responsibility; and (iii) continuation of annual salary and target bonus payments for a period of 180 days after his termination of employment, in the event his employment is terminated by the Company for reasons other than cause, death or disability.
          On March 3, 2009, our Board of Directors approved the amended and restated employment agreement with Mark Weinstein, President and Chief Executive Officer of the Company. This agreement is for a three year term, beginning as of March 1, 2009 and ending on February 28, 2012. The terms and conditions of the employment agreement provide: (i) an annual base salary of $370,000, subject to periodic increase at the discretion of the Compensation Committee in addition to certain benefits and perquisites; (ii) bonuses in amounts that are to be determined by the Compensation Committee in accordance with the Company’s management incentive policy; (iii) incentive compensation awards under the Company’s incentive compensation plans on a basis commensurate with his position and responsibility; (iv) a car allowance not to exceed $750.00 per month; (v) an election during any year of employment to defer up to 100% of amounts received pursuant to the Company’s management incentive policy into a non-qualified deferral plan; and (vi) continuation of annual salary and target bonus payments for a period of 180 days after his termination of employment, in the event his employment is terminated by the Company for reasons other than cause, death or disability.
          On September 30, 2008, we executed an employment agreement with Mr. Benton for an initial term of one-year, which automatically renews each year unless otherwise terminated by our Board of Directors. The terms and conditions of the employment agreement are: (i) an annual base salary of $260,000, subject to periodic increase at the discretion of the Compensation Committee in addition to certain benefits and perquisites; (ii) incentive compensation awards under our incentive compensation plans on a basis commensurate with his position and responsibility; (iii) an option to purchase 100,000 shares of our common stock, with an exercise price of $7.72 per share, the fair market value of our common stock on the date of the execution of his employment agreement; and (iv) continuation of annual salary and target bonus payments for a period of 180 days after his termination of employment, in the event his employment is terminated by the Company for reasons other than cause, death or disability.
          On November 10, 2004, our Board of Directors approved executive retention agreements for our Named Executive Officers. On December 31, 2008, our Board of Directors approved an amended form of executive retention agreement for the Named Executive Officers and certain other officers of the Company. This agreement generally provides for payments of up to 24 months salary and target bonus in the event that the executive’s employment is terminated or the employee resigns for good reason in connection with a change of control transaction. In addition, any outstanding unvested stock options or other equity awards held by the Named Executive Officers would become fully vested on the change in control date. Each executive retention agreement is either reviewed annually or in connection with the renewal of the executive’s employment agreement.
          The following table shows the potential incremental payments to the Named Executive Officers in the event of their termination in connection with a change in control of the Company. All values reflected in the table assume a termination date of December 31, 2010; and where applicable reflect the closing price of the Company’s common stock on that day of $4.46. All amounts reflect the maximum incremental value to each of the Named Executive Officers in the event of a termination in connection with a change in control on December 31, 2010. No incremental value is payable to the Named Executive Officers in the event of termination for cause or voluntary termination, although all unvested options and other equity awards will vest on an accelerated basis upon a change in control of the Company.

		Unvested
		Restricted Stock	Unvested Stock
		Units	Options
Name	Cash Severance	(a)(b)	(a)(b)	Total
Mark L. Weinstein	$1,480,000	$312,200	—	$1,792,200
Ted I. Kaminer	$769,500	$144,950	$31,112	$945,562
David A. Pitler	$655,500	$144,950	$31,112	$831,562
Peter S. Benton	$741,000	$144,950	$30,767	$916,717

(a)	Unvested restricted stock or restricted stock unit awards and unvested stock options will vest immediately upon a change in control, whether or not the Named Executive Officer’s employment terminates at that time.

(b)	Represents the intrinsic value of the restricted stock or stock options that vest on an accelerated basis upon the change in control and is calculated by multiplying (i) the amount by which the fair market value per share at that time exceeds the exercise price (if any) payable per share by the (ii) the number of shares which vest on an accelerated basis.
Equity Compensation Plan Information
          The following table provides information as of December 31, 2010 with respect to shares of our common stock that may be issued under our existing equity compensation plans:

Number of
Securities to be
	Issued Upon	Weighted
	Exercise of	Average Exercise
	Outstanding	Price of	Number of Securities
	Options, Warrants	Outstanding	Available for Future Issuance
Plan Category	and Rights(1)	Options (2)	Under Equity Compensation Plans
Equity compensation plans that have been approved by security holders	2,067,189	$4.83	1,149,787 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,067,189	$4.83	1,149,787 (3)

(1)	Includes (i) 1,717,189 options outstanding under the 2010 Plan and (ii) 340,000 shares subject to restricted stock units outstanding under the 2010 Plan.

(2)	Calculated without taking into account the 340,000 shares of common stock subject to outstanding restricted stock units that become issuable at a designated time following the vesting of those units, without any cash consideration or other payment required for such shares.

(3)	Represents shares of our common stock issuable pursuant to the 2010 Plan. Shares reserved for issuance under the 2010 Plan may be issued upon the exercise of stock options or through direct stock issuances or pursuant to restricted stock units that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          There are, as of March 14, 2011, 72 holders of record and approximately 1,700 beneficial holders of our common stock. The following table sets forth certain information, as of March 14, 2011, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date, (ii) each of our directors (which includes all nominees), and Named Executive Officers, and (iii) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for shares of our common stock held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

	Amount and Nature of		Percent
Name and Address of Beneficial Owner(1)	Beneficial Ownership(1)		of Class(2)
(i) Certain Beneficial Owners:

Covance Inc.	2,355,000		15.0%
210 Carnegie Center
Princeton, New Jersey 08540

Royce & Associates LLC	861,523	(3)	5.5%
1414 Avenue of the Americas
New York, New York 10019

Wellington Trust Company, NA	862,665	(3)	5.5%
75 State Street
Boston, MA 02109

Nicusa Capital Partners LP	854,119	(3)	5.5%
17 State Street, 16th Floor
New York, NY 10004

(ii) Directors, Nominees, and Named Executive Officers:

Mark L. Weinstein	422,534	(4)	2.7%
Ted I. Kaminer	162,987	(5)	1.0%
David A. Pitler	175,633	(6)	1.1%
Peter S. Benton	77,667	(7)	*
Jeffrey H. Berg, Ph.D.	140,750	(8)	*
Martin M. Coyne III	—		—
Richard Cimino	—		—
E. Martin Davidoff, CPA, Esq.	70,430	(9)	*
Marcella LoCastro, CPA, CITP	—		—
James Lovett	—		—
David E. Nowicki, D.M.D.	210,121	(10)	1.3%
Adeoye Y. Olukotun, M.D., M.P.H.	30,000	(11)	*
Wallace P. Parker, Jr.	17,300	(12)	*
John P. Repko	—		—
James A. Taylor, Ph.D.	105,135	(13)	*
(iii) All directors and executive officers as a group (15 persons)	1,412,557	(4)(5)(6)(7)(8)(9)(10)(11)(12(13))	8.6%

*	Less than 1%

(1)	Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named. Except as otherwise indicated, the address of each beneficial owner is c/o BioClinica, Inc. 826 Newtown-Yardley Road, Newtown, PA 18940.

(2)	Applicable percentage of ownership is based on 15,663,820 shares of common stock outstanding, plus any common stock equivalents and options or warrants held by such holder, which are presently exercisable or will become exercisable within 60 days after March 14, 2011.

(3)	Such information is based upon our review of a Schedule 13G or Schedule 13D filed by the holder with the SEC for the period ended December 31, 2010.

(4)	Includes 20,000 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 14, 2011. Includes 26,667 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from BioClinica as of that date. Excludes 23,334 shares of common stock underlying restricted stock units which vest over time after such period.

(5)	Includes 156,987 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 14, 2011. Includes 2,500 shares of common stock that will be issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual. Excludes 28,167 shares of common stock underlying options and 27,500 shares of common stock underlying restricted stock units which become exercisable over time after such period.

(6)	Includes 126,833 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 14, 2011. Includes 2,500 shares of common stock that will be issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual. Excludes 28,167 shares of common stock underlying options and 27,500 shares of common stock underlying restricted stock units which become exercisable over time after such period.

(7)	Includes 71,667 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 14, 2011. Includes 2,500 shares of common stock that will be issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual. Excludes 68,333 shares of common stock underlying options and 27,500 shares of common stock underlying restricted stock units which become exercisable over time after such period.

(8)	Includes 71,250 shares of common stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 14, 2011. Includes 32,500 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from the Board of Directors as of that date.

(9)	Includes 27,000 shares of common stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 14, 2011. Includes 32,500 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from the Board of Directors as of that date.

(10)	Includes 54,913 shares of common stock owned by Dr. Nowicki in his individual retirement account, 71,571 shares of common stock owned by Dr. Nowicki in his 401(k) account and 4,887 shares of common stock owned by his wife. Includes 46,250 shares of common stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after March 14, 2011. Includes 32,500 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from the Board of Directors as of that date.

(11)	Represents 30,000 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from the Board of Directors as of that date.

(12)	Includes 12,500 shares of common stock that will become issuable within 60 days after March 14, 2011 pursuant to restricted stock units held by such individual were he to resign from the Board of Directors as of that date.

(13)	Includes 58,885 shares of common stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after March 14, 2011. Includes 32,500 shares of common stock that will be issued to Dr. Taylor on the date of the Meeting due to his resignation from the Board of Directors.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
          On October 13, 1994, BioClinica and Covance Inc. entered into an agreement whereby Covance purchased: (i) 2,355,000 shares of our common stock; (ii) a warrant to purchase 250,000 shares of our common stock with an initial exercise price of $1.25 per share; and (iii) a warrant to purchase 250,000 shares of our common stock with an initial exercise price of $1.50 per share (the “Warrants”), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised. Pursuant to the above agreement, we have agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance Inc. Covance Inc. has designated Mr. Repko to serve on our Board of Directors for the 2011 fiscal year.
Review, Approval or Ratification of Transaction with Related Persons
          Our Audit Committee reviews all related party transactions on an ongoing basis and all such transactions between the Company and a director or officer are reviewed by the Audit Committee and approved by the entire Board of Directors.

PROPOSAL TWO: RATIFICATION OF RIGHTS PLAN
Background
          We are currently a party to a Rights Agreement, dated as of July 20, 2009, as amended and restated on March 23, 2011, with Computershare Trust Company, N.A., or the Rights Agreement. Under the Rights Agreement, we declared a dividend distribution of one preferred share purchase right for each outstanding share of our common stock outstanding on July 20, 2009. Our Board of Directors has approved the Rights Agreement to enable the Board of Directors to assure that our stockholders are able to realize the long-term value of an investment in our common stock. Although none of our certificate of incorporation, our bylaws or applicable law require stockholder approval or ratification of a stockholder rights plan or similar arrangement, our Board of Directors has decided to request stockholder ratification of the Rights Agreement as a matter of sound corporate governance. If the stockholders do not ratify the Rights Agreement, the Board of Directors will reconsider its decision to keep the Rights Agreement in place, but will not be required to terminate the Rights Agreement. Even if our stockholders ratify the Rights Agreement, our Board of Directors could terminate the Rights Agreement prior to the distribution date (as described below). If the Board of Directors does not otherwise terminate the Rights Agreement, it will expire under its current terms on July 20, 2013. We have summarized certain key provisions of the Rights Agreement below. Because this is a summary, it may not contain all of the information that is important to you. Accordingly, this summary is qualified in its entirety by its reference to the specific provisions of the Rights Agreement, the full text of which we have included as Appendix A to this proxy statement. You may also request a copy of the Rights Agreement by sending a written request to our Corporate Secretary. Please refer to “Communicating with the Directors” in this proxy statement for information about how to contact our Corporate Secretary.
          We have recently amended and restated the Rights Agreement to meet the standards of sound corporate governance, as determined by many institutional investors. As a result, our Rights Agreement contains a number of provisions that have been tailored to meet these standards and are intended to be “stockholder friendly,” including, but not limited to the following: (1) 20% flip-in and flip-over thresholds as described under “Flip-in and Flip-Over Events and Adjustments” below; (2) a three-year sunset provision as described under “Term” below; (3) no features that would limit the ability of a future Board of Directors of BioClinica to redeem the rights or otherwise make the Rights Agreement non-applicable to a particular transaction prior to a person or group becoming an “acquiring person”; and (4) a permitted or qualified offer feature that, under certain circumstances, allows the holders of 10% of our outstanding common stock to direct our Board of Directors to call a special meeting of stockholders to consider a resolution authorizing a redemption of all of the outstanding rights.
Reasons for the Rights Agreement
          Our Board of Directors adopted the Rights Agreement as a precautionary measure and believes that it is in our stockholders’ best interests for the following reasons:
•	The Rights Agreement is intended to help our Board of Directors ensure that all of our stockholders receive fair and equal treatment in the event of a takeover proposal and to safeguard against coercive tactics designed to take control over BioClinica without allowing our stockholders to realize the long-term value of their investment. Our Board of Directors believes that implementing these safeguards will assist us in preventing an acquirer from gaining control of BioClinica without offering a fair price to our stockholders.

•	The Rights Agreement provides the Board of Directors with adequate time to evaluate unsolicited offers and may deter or delay offers that are not in the stockholders’ or BioClinica’s best interests by encouraging the potential acquirer to negotiate with our Board of Directors to have the rights redeemed before the potential acquirer acquires more than 20% or more of our common stock. Accordingly, the Rights Agreement allows the Board of Directors time to pursue alternate strategies to maximize our stockholders’ long-term value.
     The rights may have certain anti-takeover effects. The rights will cause substantial dilution to any person or group that attempts to acquire us without our Board of Director’s approval. As a result, the overall effect of the rights may be to render more difficult or discourage any attempt to acquire us even if such acquisition may be favorable to the interests of our stockholders. Because our Board of Directors can redeem the rights and amend the Rights Agreement in any respect prior to a person or group owning more than 20% of our outstanding common stock, the rights should not interfere with a merger or other business combination that our Board of Directors approves or any other potential acquirer that is willing to make an offer at a fair price or otherwise in our stockholders’ best interests.
     Our Rights Agreement is similar to rights agreements that other public companies have adopted and our adoption of this plan was not prompted by any external actions. We have received no hostile communications or takeover approaches of any kind. We adopted the plan to give our Board of Directors time to evaluate and respond to any unsolicited future attempts to acquire BioClinica and to protect the long-term value of our stockholders’ investment in us.
Description of Rights Agreement
          Distribution of Rights. On July 20, 2009, our Board of Directors declared a dividend of one right for each outstanding share of our common stock, $0.00025 par value per share, or common stock, to stockholders of record at the close of business on July 20, 2009. Each right entitles the registered holder to purchase from us one one-thousandth of a share of our series A junior participating preferred stock, or preferred stock, at a purchase price of $16.00 in cash per one one-thousandth of a share, subject to adjustment. The rights are attached to the certificates representing shares of our common stock and do not trade separately. Until the distribution date, the rights are not exercisable or transferable separately from the common stock.
          Term. The rights currently will expire on July 20, 2013, unless earlier redeemed or exchange. If our stockholders do not ratify the Rights Agreement at the Meeting, our Board of Directors may, but is not required to, terminate the Rights Agreement prior to July 20, 2013.
          Events Causing Exercisability of Rights. The rights will separate from our common stock after the distribution date which is the earlier to occur of the following:
•	the close of business on the tenth day after the earlier of (i) the first public announcement that a person or group has become an “acquiring person” (as defined below) or (ii) the first public announcement of facts that a person or group has become an “acquiring person”; and

•	the tenth business day (or a later date determined by action of our Board of Directors prior to such time as any person or group becomes an acquiring person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, which when consummated would result in a person or group becoming an acquiring person.

     Acquiring Person. Our Rights Agreement generally defines an “acquiring person” as a person or group of affiliated or associated persons that have acquired beneficial ownership of at least 20% of our outstanding shares of common stock. As described below, after a person or group becomes an acquiring person, the rights may not be redeemed or amended.
     Authority of the Board of Directors. When evaluating decisions surrounding the redemption of the rights or any amendment to the Rights Agreement to delay or prevent the rights from detaching and becoming exercisable as a result of a particular transaction, the Board of Directors, or any future board, is not subject to restrictions that would limit its ability to redeem the rights or otherwise make the rights non-applicable to a particular transaction prior to a person or group becoming an “acquiring person.”
     Flip-in and Flip-Over Events and Adjustment. After a person or group of affiliated or associated persons becomes an acquiring person, each holder of a right, except an acquiring person, will have the right to receive, upon exercise, shares of our common stock (or, in certain circumstances, cash, property or other securities of BioClinica) having a value equal to two times the purchase price of the right instead of our preferred stock.
     At any time after a person or group of affiliated or associated persons becomes an acquiring person, but prior to the acquisition by an acquiring person of 50% or more of our outstanding shares of our common stock, our Board of Directors may exchange the rights (other than rights owned by such acquiring person that have become null and void), in whole or in part, without any additional payment, for shares of our common stock, at an exchange ratio of one share of common stock (or of a share of a class or series of BioClinica’s preferred shares having equivalent rights, preferences and privileges) per right (subject to adjustment).
     At any time after the first date of public announcement by BioClinica or an acquiring person that an acquiring person has become such, if (1) BioClinica is the surviving corporation in a merger with any other company or entity, (2) BioClinica is acquired in a merger or other business combination transaction, or (3) 50% or more of BioClinica’s consolidated assets or earning power are sold, each holder of a right (other than those of an acquiring person whose rights have become null and void) will thereafter have the right to receive, upon the exercise thereof at the then-current purchase price of the right, that number of shares of common stock of the surviving or acquiring company which at the time of such transaction will have a market value of two times the purchase price of such right.
     Redemption of Rights. At any time prior to a person or group of affiliated or associated persons becomes an acquiring person, our Board of Directors may redeem all, but not less than all, of the rights at a price of $0.001 per right, which we refer to as the “redemption price”. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.
     Qualified Offer. A qualifying offer is an offer that, among other things, our Board of Directors has determined to have the following characteristics:
•	is an all-cash tender offer or stock exchange offer or combination thereof for any and all of our outstanding shares of common stock;

•	is an offer whose per-share price represents a reasonable premium over the highest market price of the common stock in the preceding 18 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•	is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by our Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to our stockholders is either unfair or inadequate;

•	is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to our books, records, management, accountants and other outside advisers;

•	is accompanied by an irrevocable written commitment by the offeror to us that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by our stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

•	is accompanied by an irrevocable written commitment by the offeror to us that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

•	is conditioned on a minimum of a majority of the shares of our common stock being tendered and not withdrawn as of the offer’s expiration date;

•	is accompanied by an irrevocable written commitment by the offeror to us to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of our common stock not tendered in the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•	is accompanied by an irrevocable written commitment by the offeror to us that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•	is accompanied by certifications of the offeror and its chief executive officer and chief financial officer that all information that may be material to an investor’s decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.
          Further, any offers that have cash or common stock as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement.
          Under the qualified offer provisions of our Rights Agreement, if our Board of Directors does not hold a special meeting within 90 business days of receipt of the notice from holders of 10% of our outstanding common stock (excluding the acquiring person), the rights will be automatically redeemed at the close of business on the tenth business day following that date. If a meeting is held and the holders of a majority of our outstanding common stock representing a majority of the shares of common stock represented at the meeting at which a quorum is present vote in favor of the redemption of the rights, the qualifying offer will be deemed exempt from the Rights Agreement, provided that no acquiring person has emerged and the qualifying offer continues to be a qualifying offer.
Vote Required
     The affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the proposal is required for ratification of the Rights Agreement.
The Board of Directors unanimously recommends a vote FOR ratification of the Rights Agreement.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
          Subject to stockholder approval, we have nominated PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for 2010. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.
          The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.
          One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm Fees and Other Matters
          The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

	2010	2009
Audit Fees (1)	518,000	$600,125

Audit-Related Fees (2)	25,179	—

Tax Fees (3)	16,400	61,375

Total Audit, Audit Related and Tax Fees	559,579	661,500

Other Non-audit Fees:
All Other Fees (4)	1,500	2,900

Total-Other Fees	1,500	2,900

Total Fees	561,079	$664,400

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2010 and December 31, 2009, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the years ended December 31, 2010 and December 31, 2009, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended December 31, 2010 and December 31, 2009.

(2)	Consists of fees for the statutory audit of our French subsidiary.

(3)	Consists of fees incurred during the years ended December 31, 2010 and December 31, 2009 relating to our tax compliance and tax planning.

(4)	Consists of fees for review of Sarbanes-Oxley documents and a subscription to Comperio, an accounting literature database.

Pre-Approval Policies and Procedures
          None of the audit-related fees billed in 2010 and 2009 related to services required pre-approval by the Audit Committee due to the de minimis exception to the Audit Committee pre-approval requirements.
          The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
          From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
          The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
     Our directors, our executive officers and any persons who beneficially own more than 10% of our outstanding common stock are subject to the requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the Securities and Exchange Commission with respect to their ownership and changes in their ownership of the Company’s common stock. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their transactions in 2010 in the common stock and their common stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2010, we believe that all reporting requirements under Section 16(a) for such year were met in a timely manner by our directors, executive officers and beneficial owners of greater than 10% of our common stock.

STOCKHOLDERS’ PROPOSALS
          Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2012 Annual Meeting of Stockholders must advise the Secretary of BioClinica of such proposals in writing by December 13, 2011.
          Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of BioClinica at the aforementioned address not later than February 11, 2012.
          If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940, (267) 757-3000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.
OTHER MATTERS
          The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL
          The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.
          We have retained Georgeson, Inc. to act as our proxy solicitor in connection with the Meeting. We have agreed to pay that firm $7,500, plus reasonable out of pocket expenses, for proxy solicitation services.
          In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of BioClinica who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
          Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
          WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, AS WELL AS CURRENT COMMITTEE CHARTERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS AND OUR CODE OF BUSINESS CONDUCT AND ETHICS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MARCH 14, 2011 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF BIOCLINICA. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
          PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE US THE EXPENSE OF FURTHER MAILINGS.
By Order of the Board of Directors
Ted I. Kaminer
Secretary
Newtown, Pennsylvania
April 11, 2011

APPENDIX A
BIOCLINICA, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
Amended and Restated Rights Agreement
Dated as of March 23, 2011

 -i-

AMENDED AND RESTATED RIGHTS AGREEMENT
     This Amended and Restated Rights Agreement, dated as of March 23, 2011, is entered into between BioClinica, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”).
RECITALS
     WHEREAS, the Company and the Rights Agent are parties to the Rights Agreement dated July 20, 2009 (the “Prior Agreement”);
     WHEREAS, in connection with entrance into the Prior Agreement, the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock, par value $0.00025 per share, of the Company (a “Common Share”) outstanding on the Close of Business on July 20, 2009 (the “Record Date”) and authorized the issuance of one Right with respect to each additional Common Share that became outstanding after the Record Date and before the earliest of the Close of Business on the Distribution Date, the Redemption Date and the Close of Business on the Final Expiration Date, and certain additional shares of Common Stock that became outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandths (subject to adjustment) of a Preferred Share (as hereinafter defined), or such different amount and/or kind of securities as shall be hereinafter provided; and
     WHEREAS, the Company and the Rights Agent each desire to amend and restate the Prior Agreement in its entirety pursuant to this Agreement to incorporate certain corporate governance standards and make certain other changes as set forth herein.
     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
     “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% of the Common Shares, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing, (1) no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall so become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of an acquisition of Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of the outstanding Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an “Acquiring Person”; and (2) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently or had no knowledge of the consequences of becoming an Acquiring Person and had no intention to influence the control of the Company, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to have become an “Acquiring Person” for any purposes of this Agreement.
     Notwithstanding anything in this definition of Acquiring Person to the contrary, no Person (i) shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; and (ii) no Person shall become an “Acquiring Person” as the result of the acquisition of Beneficial Ownership of Common Shares from an individual who, on the later of the date hereof or the first public announcement of this Agreement, is the Beneficial Owner of 20% or more of the Common Shares then outstanding if such Common Shares are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.
     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.
     A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:
     (i) which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the Exchange Act, as in effect on the date hereof;
     (ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
     (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to section (B) of the immediately preceding paragraph (ii)) or disposing of any securities of the Company.
For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act, as in effect on the date hereof.
     “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the state of Massachusetts are authorized or obligated by law or executive order to close.
     “Close of Business” on any given date shall mean 5:00 P.M., eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., eastern time, on the next succeeding Business Day.
     “Common Shares” when used with reference to the Company shall mean the shares of Common Stock, par value $0.00025 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
     “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii)(B)(3) hereof.
     “Current Value” shall have the meaning set forth in Section 11(a)(iii)(A)(1) hereof.
     “Definitive Acquisition Agreement” shall mean an agreement, conditioned on the approval by the holders of a majority of the outstanding shares of Common Stock, with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets.
     “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
     “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

     “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
     “Exemption Date” shall have the meaning set forth in Section 23(b) hereof.
     “Final Expiration Date” shall mean July 20, 2013.
     “Outside Meeting Date” shall have the meaning set forth in Section 23(b) hereof.
     “Person” shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.
     “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
     “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.00025 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designation set forth as Exhibit A hereto, as the same may be amended from time to time.
     “Qualifying Offer” shall mean an offer determined by a majority of independent directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:
     (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per share consideration; provided, however, that such per share price and consideration represent a reasonable premium over the highest reported market price of the Common Stock in the immediately preceding eighteen (18) months, with, in the case of an offer that includes shares of common stock of the offeror, such per share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the date on which the Qualifying Offer is commenced;
     (ii) an offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;
     (iii) if the offer includes shares of common stock of the offeror, an offer pursuant to which (a) the offeror shall permit representatives of the Company, including, but not limited to, a nationally recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the

Company’s stockholders is fair, and (b) within ten (10) Business Days after such investment banking firm shall have notified the Company and the offeror that it has completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not after the expiration of such ten (10) Business Day period render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;
     (iv) an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;
     (v) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred twenty (120) Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least ten (10) Business Days following the last day of such Special Meeting Period (the “Qualifying Offer Period”);
     (vi) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (vi) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) Business Days after (a) any increase in the price offered or (b) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (vi) and (vii) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (vi) and (vii) or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (3) one (1) Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;
     (vii) an offer that is conditioned on a minimum of a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

     (viii) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;
     (ix) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);
     (x) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (c) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
     (xi) if the offer includes shares of stock of the offeror, (a) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned corporation, and be freely tradable and is listed on either the New York Stock Exchange or The NASDAQ Global Select Market, (b) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (c) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 20% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (d) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Act, including, but not limited to, the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of the offer.
     For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (a) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (b) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (c) a combination of the foregoing, which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer. The Company shall promptly notify the Rights Agent in writing upon the occurrence of a Qualifying Offer and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that a Qualifying Offer has not occurred.
     “Qualifying Offer Period” shall have the meaning set forth in the definition of Qualifying Offer.
     “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b) hereof.
     “Redemption Date” shall have the meaning set forth in Section 23 hereof.
     “Right Certificate” shall mean a certificate evidencing a Right in substantially the form of Exhibit B hereto.
     “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
     “Shares Acquisition Date” shall mean the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
     “Special Meeting” shall have the meaning set forth in Section 23(b) hereof.
     “Special Meeting Demand” shall have the meaning set forth in Section 23(b) hereof.
     “Special Meeting Period” shall have the meaning set forth in Section 23(b) hereof.
     “Spread” shall have the meaning set forth in Section 11(a)(iii)(A) hereof.
     “Subsidiary” of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
     “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
     “Summary of Rights” shall mean the Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto.
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates.
     (a) Until the Close of Business on the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof or by book entry shares in respect of such Common Shares (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
     (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares (or book entry Common Shares) outstanding as of the Record Date, until the Close of Business on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such book entry Common Shares) together with a copy of the Summary of Rights attached thereto. Until the Close of Business on the Distribution Date (or the earlier of the Redemption Date or the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Shares (or book entry Common Shares) outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares evidenced thereby.
     (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between BioClinica, Inc. and Computershare

Trust Company, N.A., as Rights Agent, dated as of July 20, 2009, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of BioClinica, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. BioClinica, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.
With respect to any book entry Common Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of book entry Common Shares, until the Close of Business on the Distribution Date, the Rights associated with the Common Shares represented by certificates or book entry Common Shares shall be evidenced by such certificates alone or book entry Common Shares, and the surrender for transfer of any such certificate or book entry Common Shares shall, except as otherwise provided herein, also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer and President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.
     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
     (a) Except as otherwise provided herein, the registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) hereof or have been exchanged pursuant to Section 24 hereof) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, prior to the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the right to exercise the Rights terminates pursuant to Section 23 hereof, or (iii) the time at which the right to exercise the Rights terminates pursuant to Section 24 hereof.
     (b) The purchase price for each one one-thousandth of a Preferred Share to be purchased upon the exercise of a Right shall initially be Sixteen Dollars ($16.00) (the “Purchase Price”), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
     (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of one one-thousandths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
     (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Status and Availability of Preferred Shares.
     (a) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.
     (b) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
     (c) The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.
Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.
     (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.
          (ii) Subject to the following paragraph of this subparagraph (ii) and to Section 24 of this Agreement, in the event any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company’s Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.
     From and after the occurrence of such an event, any Rights that are or were acquired or beneficially owned by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) on or after the earlier of (x) the date of such event and (y) the Distribution Date shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof shall be canceled.
          (iii) In the event that the number of Common Shares which are authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of Common Shares to which he would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors so elect, the Company shall: (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph (iii)) pursuant to Section 11(a)(ii) hereof (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as Common Shares (such shares of preferred stock, “Common Stock Equivalents”)), (4) debt securities of the Company, or (5) other assets; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Shares described in Section 11(a)(ii) (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof and the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.
     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
     (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
     (d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Market or, if the Security is not listed or admitted to trading on the NASDAQ Global Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter bulletin board market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”), the Financial Industry Regulatory Authority (“FINRA”) or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
          (ii) For the purpose of any computation hereunder, if the Preferred Shares are publicly traded, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded but the Common Shares are publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1000. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.
     (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three (3) years from the date of the transaction which requires such adjustment.
     (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), inclusive, and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.
     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
     (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been distributed, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
     (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.
     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandths of the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.
     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred

Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of any rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
     (n) Notwithstanding anything herein to the contrary, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12. Certificate of Adjustment. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of such an adjustment unless and until it shall have received such certificate.
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company covenants and agrees that it shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. For purposes hereof, the “earning power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three (3) fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three (3) full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).
Section 14. Fractional Rights and Fractional Shares.
     (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Market or, if the Rights are not listed or admitted to trading on the NASDAQ Global Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter bulletin board market, as reported by NASDAQ, FINRA or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
     (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandths (subject to appropriate adjustment in the case of a subdivision or combination) of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandths of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandths of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
     (c) The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided above).
Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and
     (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or book entry Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate (or notices provided to holders of book entry Common Shares) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company.
     The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.
Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) Before the Rights Agent acts or refrains from acting, it may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer and President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
     (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.
     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer and President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten (10) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken or omitted.
     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
     (k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and will be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent, along with its Affiliates, a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date, the Company may with respect to shares of Common Shares so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employment plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption.
     (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.
     (b) In the event the Company receives a Qualifying Offer and the Board of Directors has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the shares of Common Shares then outstanding may submit to the Board of Directors, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board of Directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board of Directors shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Shares which are owned of record by each of such stockholders, and (z) in the case of Common Shares that are beneficially owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Shares present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board of Directors shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.
     (c) Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (such time the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Shares prior to the Distribution Date.
     (d) Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.
Section 24. Exchange.
     (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of a majority of the Common Shares then outstanding.
     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
     (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or Common Stock Equivalents for Common Shares exchangeable for Rights, at the initial rate of one one-thousandths of a Preferred Share (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.
     (d) In the event that there shall not be sufficient Common Shares, Preferred Shares or Common Stock Equivalents authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of Rights, to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Shares or Common Stock Equivalents for issuance upon exchange of the Rights.
     (e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this paragraph (e), the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.
     (a) In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision or combination of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.
     (b) In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.
Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
BioClinica, Inc.
826 Newtown-Yardley Road
Newtown, Pennsylvania 18940
Attention: Ted I. Kaminer
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail and shall be deemed given upon receipt and, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
350 Indiana Street, Suite 750
Golden, Colorado 80401
Attention: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. The Company may from time to time, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights, duties or obligations of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 34. Administration. The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.
Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
** ** ** ** **

     IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and their respective corporate seals to be hereunder affixed and attested, all as of the day and year first above written.

Attest:	BIOCLINICA, INC.

/s/ Ted Kaminer	By:	/s/ Mark L. Weinstein

Name: Mark L. Weinstein
Title: President and Chief Executive Officer

Attest:	COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

/s/ John M. Wahl	By:	/s/ Kellie Gwinn

Name: Kellie Gwinn
Title: Vice President

EXHIBIT A
FORM
of
CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
BIOCLINICA, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

     BioClinica, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 8, 2009:
     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of Preferred Stock, par value $0.00025 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:
          Section 1. Designation and Amount. The shares of this series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 36,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
          Section 2. Dividends and Distributions.
               (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $0.00025 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
               (C) Dividends due pursuant to paragraph (A) of this Section shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:
               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
               (B) Except as otherwise provided in the Certificate of Incorporation, including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
               (C) Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
          Section 4. Certain Restrictions.
               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
                    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
                    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
                    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock.
                    (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
          Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.
          Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          Section 7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
          Section 8. Amendment. The Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change, or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
          Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding up, junior to all series of Preferred Stock, and shall rank senior to the Common Stock as to such matters.
          IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 20th day of July, 2009.

BIOCLINICA, INC.
By:
Name:
Title:

EXHIBIT B
Form of Right Certificate

Certificate No. R-_______	_____ Rights
NOT EXERCISABLE AFTER JULY 20, 2013 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.
Right Certificate
BIOCLINICA, INC.
This certifies that _______, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of March 23, 2011 (the “Rights Agreement”), between BioClinica, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., eastern time, on July 20, 2013, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandths of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.00025 per share (the “Preferred Shares”), of the Company, at a purchase price of $16.00 per one one-thousandths of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the certification and the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 20, 2009, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
     From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.
     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
     Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.00025 per share, or Preferred Shares.
     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____, ___.

Attest:	BIOCLINICA, INC.

By:

Name:
Title:

Countersigned

Rights Agent

By:

Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)
     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________.
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Date:

Signature
Signature Guaranteed:
     Signatures must be medallion guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise the Right Certificate.)
To BIOCLINICA, INC.:
     The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:
Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Date:

Signature
Signature Guaranteed:
     Signatures must be medallion guaranteed by a participant in a Securities Transfer Association Inc. recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate — continued

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE
     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES OF BIOCLINICA, INC.
     On July 20, 2009, the Board of Directors of BioClinica, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.00025 per share (the “Common Shares”) outstanding on July 20, 2009 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandths of a share of Series A Junior Participating Preferred Stock, par value $0.00025 per share (the “Preferred Shares”), of the Company, at a price of $16.00 per one one-thousandths of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement, dated March 23, 2011 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
     Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons, with certain exceptions (an “Acquiring Person”), has acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) ten (10) Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.
     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date. The Rights will expire on July 20, 2013 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).
     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.
     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 1000 times the aggregate payment made per Common Share. Each Preferred Share will have 1000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.
     Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-thousandths interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
     From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.
     In the event that, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within thirty (30) days following the date a Person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the thirty (30) day period described above for up to an additional sixty (60) days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.
     At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).
     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last Trading Day prior to the date of exercise.
     At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     The Rights Agreement further provides that if the Company receives a Qualifying Offer (that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of the stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement, then stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board of Directors call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement, such notice to be delivered not earlier than ninety (90), nor later than one hundred twenty (120), Business Days following the commencement of such offer. The Board of Directors must then call and hold such a meeting to vote on exempting such offer from the terms of the

Rights Agreement by the ninetieth (90th) Business Day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and stockholders representing a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the tenth (10th) Business Day following that date.
     A Qualifying Offer, in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive, or clearly illegitimate:
•	is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

•	is an offer whose per-share price represents a reasonable premium over the highest market price of the Common Stock in the preceding eighteen (18) months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the commencement of the offer;

•	is an offer which, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the Company’s stockholders is either unfair or inadequate;

•	is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least one hundred twenty (120) Business Days and, if a special meeting is duly requested by the Company’s stockholders with respect to the offer, at least ten (10) Business Days after the date of the special meeting or, if no special meeting is held within ninety (90) Business Days following receipt of the notice of the special meeting, for at least ten (10) Business Days following that ninety (90)-day period;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least fifteen (15) Business Days after any increase in the price offered, and after any bona fide alternative offer is made;

•	is conditioned on a minimum of a majority of the shares of Common Stock of the Company being tendered and not withdrawn as of the offer’s expiration date;

•	is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•	is accompanied by certifications of the offeror and its chief executive officer and chief financial officer that all information that may be material to an investor’s decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.
     Any offers that have cash as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror’s stock (which may not have subordinated voting rights or have ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror stockholder approval of the issuance of the consideration to the Company stockholders is necessary after commencement of the offer.
     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).
     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
     A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K dated March 25, 2011. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.

C-6